NextCure

Investor Update

November 15, 2021

Forward-Looking Statements

To the extent that statements contained in this presentation are not descriptions of historical facts, they may be deemed to be forward-looking statements under the Private Securities Litigation Reform Act of 1995. Words such as "may," "will," "expect," "anticipate," "estimate," "intend," "next," "near-term," "future" and similar expressions, as well as other words and expressions referencing future events, conditions, or circumstances, are intended to identify forward-looking statements. Examples of forward-looking statements in this presentation may include, among others, statements regarding: (i) the timing, progress and results of our preclinical and clinical trials; (ii) the evaluation of biomarkers; (iii) the impact of the COVID-19 pandemic on the initiation, progress or expected timing of those trials and the timing of related data, as well as our efforts to adjust trial-related activities to address the impact of the COVID-19 pandemic; (iv) the timing or likelihood of regulatory filings for our product candidates; (v) our manufacturing capabilities and strategy; (vi) the potential benefits and activity of our product candidates; (vii) our expectations regarding the nature of the biological pathways we are studying; (viii) our expectations regarding our FIND-IO platform; and (ix) the potential benefits of our relationships with Dr. Lieping Chen and Yale University.

Various factors could cause actual results to differ materially from those projected in any forward-looking statement. Such risks and uncertainties include, among others: the impact of the ongoing COVID-19 pandemic on our business, including our clinical trials, third parties on which we rely and our operations; our limited operating history and no products approved for commercial sale; our history of significant losses; our need to obtain additional financing; risks related to clinical development, marketing approval and commercialization; and the unproven approach to the discovery and development of product candidates based on our FIND-IO platform. No forward-looking statement is a guarantee of future results or events, and one should avoid placing undue reliance on such statements. For further discussion of these and other factors that could affect the outcome of our forward-looking statements, see our filings with the Securities and Exchange Commission, including in "Risk Factors" and "Special Note Regarding Forward-Looking Statements" in the Risk Factors section and throughout NextCure's Form 10-Q filed with the SEC on November 4, 2021. Except as otherwise indicated, this presentation speaks as of the date indicated herein. Except as required by law, we assume no obligation to update any forward-looking statements, or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. The information in this presentation is not complete and may be changed.

NextCure Highlights

NC318 (S15)
Phase 2

NC410 (LAIR-2)
Phase 1

NC762 (B7-H4)
Phase 1

NC525 (LAIR-1)
IND 4Q 2022

PIPELINE

- NC318 (S15): Phase 2 mono – SITC presentation
- NC410 (LAIR-2): Phase 1 mono – SITC posters
- NC762 (B7-H4): Phase 1 mono
- New Product Candidate: NC525 - ASH poster

PRODUCT STRATEGY

- Patient selection increasing probability of success
- Biomarkers for detecting early activity
- Potential for combination treatments
- FIND-IO discovery platform

PEOPLE

- Experienced team
- Fully integrated GMP manufacturing team

Advancing Product Development Pipeline

PROGRAMS	TARGET	CELLS	DISCOVERY	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3
PRODUCT CANDIDATES							
NC318	S15	Tumors and macrophages	NSCLC, BREAST, H&N				
NC318 Anti-PD-1 Combo*	S15	Tumors and macrophages	NSCLC				
NC410	LAIR-2	Myeloid and T cells	NSCLC, H&N, GASTRIC, CRC, CERVICAL				
NC762	B7-H4	Tumors	NSCLC, BREAST, OVARIAN				
NC525	LAIR-1	Leukemic Stem Cells	AML				
DISCOVERY AND RESEARCH PROGRAMS							
Multiple Programs	Multiple Targets	Multiple cell types					

*Investigator-initiated (IIT) trial (Yale University)

Worldwide Rights to All Programs

Agenda

NC318 – Ph1 & Ph2

Update, patient selection, dosing, sS15



Roy Herbst, MD, PhD

Unmet need in lung cancer

NC410 – Ph1

Safety, dose escalation, biomarkers

NC525 - PC

New program; IND 4Q 2022

Agenda – NC318 Phase 1 & Phase 2



NC318 – Ph1 & Ph2

Update, patient selection, dosing, sS15



Roy Herbst, MD, PhD

Unmet need in lung cancer



NC410 – Ph1

Safety, dose escalation, biomarkers



NC525 - PC

New program; IND 4Q 2022

NC318 Clinical Trial History and Update

SITC Data

Phase 1
- 3+3 design
- Dose escalation, 8 – 1600 mg
- 15 tumor types
- 49 patients

Phase 2
- Simon 2-stage design
- 400 mg Q2W
- NSCLC, ovarian, H&N and breast
- 47 patients

Amended Phase 2
- S15+ selection (CLIA assay)
- 800 mg Q1W: drug exposure
- NSCLC, H&N and breast

Yale Phase 2 (Combo)
- NSCLC
- Mono therapy: PD-1 refractory
- Pembro combo: PD-1 refractory
- Pembro combo: PD-1 naïve

NC318 Historical Clinical Outcomes

Phase 1

- 3+3 design
- Dose escalation, 8 – 1600 mg
- 15 tumor types
- 49 patients
- 1 CR (NSCLC); 1 PR (NSCLC); 18 SD

Phase 2

- Simon 2-stage design
- 400 mg Q2W
- NSCLC, ovarian, H&N and breast
- 47 patients
- 2 PRs (H&N and TNBC); 10 SD


1
1
18
29
Complete Response (CR)
Partial Response (PR)
Stable Disease (SD)
Progressive Disease (PD)
2
10
35

NextCure

Time to & Duration of Disease Control


Lung
H&N
Breast
Ovarian
Other[1]
CR Start
PR Start
SD Start
On Study
Weeks
0
25
50
100
150

- n = 32
- To date, two subjects with NSCLC (1CR and 1PR) remain on therapy for **2.8 and 2.3 years,** respectively.

[1]SD subjects in other types of cancer include Esophageal cancer (n=1), Endometrial cancer (n=1), Hepatocellular carcinoma (n=1), Melanoma (n=3), Merkel cell carcinoma (n=1), and SCC/Basaloid (n=1).

NextCure

Analysis in All Patients

Early Evidence of Disease Control Without S15 Selection in Ph1 & Ph2

Cancer Types	Responses n=32	Disease Control (CR+PR+SD) n=32 (37%)	Progressive Disease (n=54)	Total Evaluable Subjects (n=86)[2]	mPFS in Disease Control (5.0 months)
Lung	1 CR, 1 PR, 13 SD	15 (45%)	18	33	5.2[3]
H&N	1 PR	1 (20%)	4	5	N/A
Breast	1 PR, 3 SD	4 (40%)	6	10	4.8
Ovarian	4 SD	4 (24%)	13	17	4.0[4]
Other[1]	8 SD	8 (38%)	13	21	5.1

[1]SD subjects in other types of cancer include Esophageal Cancer (n=1), Endometrial Cancer (n=1), Hepatocellular Carcinoma (n=1), Melanoma (n=3), Merkel cell carcinoma (n=1), and SCC/Basaloid (n=1)
[2]Total of 96 subjects were treated with 10 subjects determined as non-evaluable (NE) for efficacy based on RECIST v1.1 and or clinical evaluations by principal investigators (PIs)
[3]3 SD subjects were censored for PFS analysis
[4]1 SD subject lost to follow up for PFS analysis
N/A: Not Applicable is used where sample size is less than 3 for median analysis. The data extract date is as of 18AUG2021

NextCure

Progression-free Survival in the *Absence* of S15 Selection


CR+PR
SD1
PD
Progression-free Survival (%)
100
50
0
0
5
10
Time (months)

[1] 4 SD subjects were lost to follow up for PFS

Median PFS across all tumor types in Disease Control (DC; CR/PR/SD) is 5.0 months

- CR+PR: 18.3 months
- SD: 4.5 months
- PD: 1.7 months

NextCure

Retrospective Analysis in S15+ Patients

Disease Control Rate Increased in S15+ Patient Population

- Complete Response (CR)
- Partial Response (PR)
- Stable Disease (SD)
- Progressive Disease (PD)
- Not Evaluable (NE)

Subjects treated with NC318
(n=96)

IHC available & evaluable
(n=39)


n=9
n=30

All Subjects


n=54
n=28
Not Evaluable (10)
Complete response (1)
NSCLC
Partial response (3)
NSCLC, H&N, Breast

S15 Positive[1] (n=15)

PD	SD
Lung = 5	Lung = 3
Other = 3	Other = 2
Breast = 1	Ovarian = 1


n=9
n=6

40% Disease Control

S15 Negative (n=24)

PD	SD
Lung = 8	Lung = 2
Ovarian = 6	Breast = 1
HNSCC = 3	
Breast = 2	
Other = 2	


n=3
n=21

12% Disease Control

[1]H score ≥1

Soluble S15 Changes Associated with NC318 Dosing

- After infusion, soluble S15 (sS15) increased several fold compared to baseline
- PD was observed with a higher fold increase post-infusion (24 hours)
- PD may also correlate with a higher baseline sS15 level



PR
SD
PD
Soluble S15 Concentration (pg/ml)
400
300
200
100
0
C1D1 Predose
C1D1 Postdose
C1D1 4hr
C1D2 Untimed
C1D8 Untimed
C2D1 Predose
C2D1 Postdose
C3D1 Predose
C3D1 Postdose
C4D1 Predose
C4D1 Postdose
C6D1 Predose
C6D1 Postdose
Visit

sS15 May Serve as NC318 Biomarker for Patient Selection & Monitoring

NC318 at 800mg Weekly Provides Increased Drug Exposure

PK/PD modeling showed 800mg Q1W would result in ~10-fold increase in drug exposure than achieved with 400mg Q2W

NC318 Area Under the Curve (AUC) by Dosing Schedule


AUC Cumulative Exposure to NC318 (ug*h/ml)
6×10⁶
4×10⁶
2×10⁶
0
Modeled
Observed
400mg
800mg
q7d
q14d

Modeled AUC was estimated based on a 75kg subject

Increased Exposure May Impact Drug Activity and Clinical Outcomes

NextCure

NC318 Phase 1 and Phase 2 Learnings & Current Trials

Phase 1 & Phase 2 Learnings

- Evidence of disease control at 400 mg Q2W
  - Lung: 45% Disease control; mPFS 5.2 months
  - All tumors: 37% Disease control; mPFS 5.0 months
- Enhanced outcomes in S15+ patients
- PK/PD modeling shows 800 mg Q1W results in ~10-fold increase

Current Trials

Amended Phase 2

- S15+ selection (CLIA assay)
- 800 mg Q1W: drug exposure
- NSCLC, H&N and breast

Yale Phase 2 (Combo) NSCLC

- Mono therapy: PD-1 refractory
- Pembro combo: PD-1 refractory
- Pembro combo: PD-1 naïve

Agenda – Dr. Roy Herbst



NC318 – Ph1 & Ph2

Update, patient selection, dosing, sS15



Roy Herbst, MD, PhD

Unmet need in lung cancer



NC410 – Ph1

Safety, dose escalation, biomarkers



NC525 - PC

New program; IND 4Q 2022





What are we waiting for?

Time for more targeted immunotherapy!

Siglec15 as a new target for lung cancer immunotherapy



Lieping Chen, MD PhD



Roy Herbst, MD PhD



Scott Gettinger, MD



David Rimm, MD PhD

nature medicine ARTICLES
https://doi.org/10.1038/s41591-019-0374-x

Siglec-15 as an immune suppressor and potential target for normalization cancer immunotherapy


a
Membrane genes
~6,500
aAPC
OKT3
Adaptors
Jurkat-NF-κB/NFAT
reporter
Transfection
Candidates
Reporter
signal
Membrane
protein
Validation with
primary T cells
aAPCs in a single well


b
Number of GFP⁺ objects
Total GFP intensity
CD200
B7-1
CD70
B7-2
Mock
Siglec-15
TRAIL
KLRD1
FASL
BTN3A3
B7-H3
GZMB
c
P = 0.0015
NS
Reporter activity (×10³)
Mock
FASL
S15FL
S15ΔTM

d

	B7-1	B7-2	B7-H1	B7-DC	B7-H2	B7-H3	B7-H4	B7-H5	B7-H6
Identity (%)	28	22	24	21	28	23	19	20	24
Identity + similarity (%)	43	38	37	42	45	37	39	32	46

Jun Wang[1,5], Jingwei Sun[1,5], Linda N. Liu[2], Dallas B. Flies[2], Xinxin Nie[1], Maria Toki[3], Jianping Zhang[1], Chang Song[2], Melissa Zarr[2], Xu Zhou[1], Xue Han[1], Kristina A. Archer[2], Thomas O'Neill[2], Roy S. Herbst[4], Agedi N. Boto[1,3], Miguel F. Sanmamed[1], Solomon Langermann[2], David L. Rimm[1,4] and Lieping Chen[1,4*]

YaleNewHavenHealth
Smilow Cancer Hospital

Yale CANCER CENTER
A Comprehensive Cancer Center Designated by the National Cancer Institute

Yale SCHOOL OF MED

WHY DID WE SELECT S15?

EXPRESSION

Expressed by Both Tumor
Cells and Macrophages


Tumor
Cell
M2
Macrophage
S15

STRUCTURE

Similar
to PD-L1


S15
PD-L1
Ig
Ig-like

FUNCTION

Potently Suppresses
T Cell Activities


Suppressed
T Cell

Time to & Duration of Disease Control In Lung Cancer



CR Start
PR Start
SD Start
On Study
0
25
50
100
150
(Weeks)

- n = 15
- To date, two subjects with NSCLC (1CR and 1PR) remain on therapy for **2.8 and 2.3 years**, respectively.

S15 mAb for use as a companion diagnostic test

- Tested extra-cellular domain antibodies
- Tested 2 batches (about 6 per batch) of NextCure produced intra-cellular domain mAbs
- Successfully identified IF-7 (below) for use in S15 CLIA validated diagnostic assays


40X
40X

David Rimm Lab


P = 0.01
S15 H Score³
100
50
0
PD
SD⁴

Confirmed Partial Response

74 y/o NSCLC dosed 400 mg every 2 weeks

Prior therapies:
- Immunotherapy: "LAG3/PD-1" (best response stable disease then progression)

Diagnostic biopsy:	
S15	PD-L1 (TPS)
N/A	1-50%

BASELINE | Week 8 | Week 16



Duration of PR: 15+ weeks. | Target lesions -41% | Target lesions -71%

DURATION ON STUDY 24+ Weeks

Conclusions

- NC318 has been well tolerated across multiple dose levels
- Adverse event profile consistent with other approved immunotherapies
- NC318 has shown encouraging single-agent anti-tumor activity
    - PD-1 refractory NSCLC: 1 CR, 1 PR, and stable disease in 13 patients (of 32 evaluable patients) with a median PFS of 5.2 months
    - Durable stable disease (>24 weeks observed in multiple tumor types)
- Phase 2 enrollment underway with revised protocol: 800mg Q1W in S15 positive patients

YaleNewHavenHealth
Smilow Cancer Hospital
Yale CANCER CENTER
Yale SCHOOL OF MEDICINE

Tolcher et al. SITC 2019 (Yale PI LoRusso)
Shum et al SITC 2021

PROJECT 1 – Investigator Initiated SPORE Trial

TRIAL SCHEMA

NC318 dose will be determined by Ph I trial

- Advanced NSCLC
- ECOG 0-1
- Willing/able to undergo tumor biopsy
- ARM 1a and 1b: Progression on PD-1 axis Inhibitor (+/- chemo)
- ARM 2: No prior PD-1 axis Inhibitor or NC318; tumor PD-L1 < 50%
- No symptomatic or untreated CNS metastases



Prior PD-1 Axis Inhibitor
PD-1 Axis Inhibitor Naive
Pretreatment Tumor Biopsy and Blood Collection
Arm 1a
NC318 Monotherapy 800mg (q 1w)
Arm 1b
NC318 q 2w + Pembrolizumab q 3w
Arm 2
NC318 q2w + Pembrolizumab q 3w
Stage 1
Stage 1 With Safety Run-In
Stage 1 With Safety Run-In
Stage 2
Stage 2
Stage 2
Post-treatment Tumor Biopsy and Blood Collection

Scott Gettinger PI

Agenda – NC410

NC318 – Ph1 & Ph2
Update, patient selection, dosing, sS15



Roy Herbst, MD, PhD
Unmet need in lung cancer

NC410 – Ph1
Safety, dose escalation, biomarkers

NC525 - PC
New program; IND 4Q 2022

LAIR Biology

LAIR-1 IS IMMUNOSUPPRESSIVE



LAIR-1+ T Cell
Collagen
C1q
Excluded & inhibited T cells

- **Binds collagen and C1q**
  - –Collagen density is a barrier to T cell migration and suppresses activation
  - –C1q enhances cancer cell proliferation

LAIR-2 ALLEVIATES IMMUNOSUPPRESSION



LAIR-1+ T Cell
Activated T Cell
Collagen
C1q
LAIR-2
Excluded & inhibited T cells

- **Differs from LAIR-1**
  - – Soluble
  - – Greater affinity for collagen & C1q
- **Modulates LAIR-1 inhibition**

NC410 REMODELS COLLAGEN & NORMALIZES IMMUNE SYSTEM



ECM remodeling
T cell infiltration & activation
Activated T Cell
Collagen Derived Products
LAIR-2
C1q
NC410

- **NC410, fusion protein of LAIR-2**

NextCure

NC410 Safety & Early Efficacy Data from Cohorts 1-5

Phase 1a Dose Escalation

- **Cohort 1** 3 mg
- **Cohort 2** 6 mg
- **Cohort 3** 15 mg
- **Cohort 4** 30 mg
- **Cohort 5** 60 mg
- **Cohort 6** 100 mg
- **Cohort 7** 200 mg
- **Cohort 8** 400 mg

- 3+3 design
- Dosing every 2 weeks
- Solid tumors
- No DLTs through cohort 5
- Two subjects reported with worsening Grade 3: lymphopenia (1); anemia (1); no treatment related grade 4 adverse events were reported

Phase 1b Dose Expansion

- Confirm PK and PD
- Biopsy analysis
- Determine RP2D



Cervical 3 mg
Cervical 30 mg
Endometrial 6 mg
Colorectal 6 mg
Pancreatic 6 mg
Ovarian 15 mg
Colorectal 60 mg
Colorectal 15 mg
Prostate 3 mg
Ovarian 3 mg
Prostate 60 mg
Pancreatic 30 mg
HNSCC 60 mg
Pancreatic 60 mg
Pancreatic 15 mg
Pancreatic 60 mg
Pancreatic 30 mg
Cervical 30 mg
Colorectal 15 mg
Data cut off September 13, 2021
0
8
16
24
32
40
Weeks
Response
ND
PD
SD
Event
PD Start
Ongoing

- 5 SD subjects had time-on-study up to 42, 25+, 20, 16 and 16, respectively
- 3 active subjects ongoing: one at 25+ and two at 5+ weeks

NextCure

NC410 Biomarkers



C1q
CDPs
LAIR-2
sLAIR-1
CD4/CD8
T Cells



CDP
LAIR-1
LAIR-2
NC410
T Cells
C1q

LAIR	LIGANDS	COLLAGEN REMODELING	NORMALIZATION OF IMMUNE RESPONSE
•Soluble LAIR-1 •LAIR-2	•Collagen •C1q	•Collagen derived products (CDPs)	•CD4 / CD8 T cells

NextCure

Transient Reduction of Soluble C1q: Evidence of NC410 Binding

C1Q Levels Pre- & Post-Dosing



125
100
75
50
25
0
C1q (ug/ml)
0
0.5
2
4
24
(hr)

Pre-Dose C1Q Levels



125
100
75
50
25
0
C1q (ug/ml)
Cycle1 Pre
Cycle2 Pre
Cycle3 Pre
Cycle5 Pre

- Transient reduction in C1q is early peripheral pharmacodynamic marker
- Implies no safety concern regarding complement activity in circulation

NextCure

ECM Remodeling

ECM Formation → **ECM Degradation**

Pro-C3 & Pro-C6

- Generated by collagen deposition
- ECM becomes dense and thick
- Excludes T cells



Collagen
Excluded &
inhibited T cells

C4G

- Produced by cleavage from Granzyme B which is produced by activated T cells
- ECM becomes less dense
- Promotes T cell infiltration and activation



ECM remodeling
T cell infiltration & activation
Activated T Cell
Collagen Derived Products
NC410

Collagen Derived Products - Early Evidence of Collagen Remodeling

Remodeling of Collagen in Clinical Samples



C4G
PRO-C3
PRO-C6
Concentration (ng/mL)
C1D1 Pre
C1D2
C1D3
C1D8
C2D1 Pre
C3D1 Pre
C5D1 Pre
Subject 1
Subject 2
Subject 3

Remodeling of Collagen in Non-clinical Model



Control
NC410
DAPI
Denatured collagen CHP stain

Horn et al., SITC 2021 (with permission)

- Increased C4G, Granzyme B-mediated collagen fragment, suggestive of immune activity
- Reduction in Pro-C3 and Pro-C6, prognosis markers of tumor progression

NextCure

LAIR-2 Levels in Peripheral Blood Increase in a Dose-Dependent Fashion



Total detectable LAIR-2
Dose
Cohort 1 (3 mg)
Cohort 2 (6 mg)
Cohort 3 (15 mg)
Cohort 4 (30 mg)
Cohort 5 (60 mg)
Total LAIR-2 (pg/ml)
750000
500000
250000
0
C1D1 Pre[1]
C1D1 Post (30 min)
C2D1 Pre
C2D1 Post (30 min)
C3D1 Pre
C3D1 Post (30 min)
C5D1 Pre
C5D1 Post (30 min)

[1]Pre: pre-dosing. Post: post-infusion (30 min after dosing starts); each cycle lasts 14 days



80000
60000
40000
20000
0
Total LAIR-2 (pg/ml)
Cohort 1 & 2
Cohort 3
Cohort 4 & 5
C1D1 Pre
C2D1 Pre
C3D1 Pre
C5D1 Pre

- Suggest mechanistic evidence of immune modulation
- Current assay optimization to discern endogenous LAIR-2 and NC410

NextCure

Soluble LAIR-1 in Peripheral Blood Over Time

- Soluble LAIR-1 does not change overtime
- Continue to monitor at higher doses to assess mechanistic role in reducing immunosuppression



Cohort 1 & 2
Cohort 3
Cohort 4 & 5
Soluble LAIR-1 (pg/ml)
8000
6000
4000
2000
0
C1D1 Pre
C2D1 Pre
C3D1 Pre
C5D1 Pre

NextCure

Early Evidence of Immune Activation in a Patient with Stable Disease



Cycle 1 Day 1
Cycle 3 Day 1
Count 18994
Count 31577
Count 19751
Count 32545
CD8+
CD4+
CD3+



% LAIR-1+ CD8 & CD4 Cells
% LAIR-1+ from Parent Population
100
80
60
40
CD8+LAIR1+
CD4+LAIR1+
C1D1
C1D2
C1D3
C1D8
C2D1
C3D1
C5D1
C12D1
Visit

- Time-dependent increase in $CD4^+$ and $CD8^+$ T cells without increase in LAIR-1 expression
- Demonstrates NC410 enhanced T cell proliferation occurs without increase in LAIR-1 expression

NC410 Observations for Cohorts 1-5

C1Q	• Transient reduction is early peripheral pharmacodynamic marker • Implies no safety concern regarding complement activity in circulation
CDPs	• Increased C4G, Granzyme B-mediated collagen fragment, suggests activity • Reduction in Pro-C3 and Pro-C6, prognosis markers of tumor progression
LAIR-2	• Levels in peripheral blood increase in dose-dependent fashion • Suggest mechanistic evidence of immune modulation
SOLUBLE LAIR-1	• Does not change overtime
CD4 / CD8	• Time-dependent increase without increase in LAIR-1 expression • NC410 enhanced T cell proliferation occurs without increase in LAIR-1 expression
SAFETY & TOLERABILITY	• No DLTs through cohort 5 • Analyses ongoing for higher cohorts

NC410: Key to Unlock TME and Normalize Immune Response

TME ACCESS LOCKED


collagen
Inactive T cell

Many “keys” but none fit lock

NC410 UNLOCKS ECM



Enhances T cell infiltration

REMODELING & NORMALIZATION


Activated T cell

Activated T cells kill tumor

Leveraging LAIR Biology and Distinct Candidate MOAs for Different Diseases

	CANDIDATE	TARGET	MOA	INDICATION
NC410	LAIR-2 fusion	Collagen & C1q	ECM remodeling & normalizing immune response	Solid tumors
NC525	LAIR-1 mAb	LAIR-1	Blast & LSC killing	Heme-onc

Agenda – NC525

NC318 – Ph1 & Ph2

Update, patient selection, dosing, sS15



Roy Herbst, MD, PhD

Unmet need in lung cancer

NC410 – Ph1

Safety, dose escalation, biomarkers

NC525 - PC

New program; IND 4Q 2022

NextCure

New Program - NC525 (LAIR-1 mAb)



NC525

BIOLOGY

- LAIR-1 expression
  - High on AML blasts and leukemia stem cells (LSCs)
  - Minimal on hematopoietic stem and progenitor cells (HSPCs)
- Current AML treatments do not discriminate between leukemia blast cells and normal blood cells including HSPCs

MOA

Kills AML Blast Cells & LSCs



Spares HSPCs



UPDATE

- Inhibits colony formation of AML LSCs *in vitro*
- Inhibits AML growth in MV4-11 derived xenografts (CDX) *in vivo*
- Restricts AML progression in patient-derived xenografts (PDX) *in vivo*
- Preclinical data to be presented at ASH
- IND filing Q4 2022

Agenda – Closing Remarks



NC318 – Ph1 & Ph2

Update, patient selection, dosing, sS15



Roy Herbst, MD, PhD

Unmet need in lung cancer



NC410 – Ph1

Safety, dose escalation, biomarkers



NC525 - PC

New program; IND 4Q 2022

GMP Manufacturing Facility: Added Additional Capacity

2,000L Capacity



- **Speed**: Use of a CMO adds ~8 months to timelines
- **Flexibility**: Prioritization and scheduling
- **Efficiency**: Operational and capital efficiency
- **Quality**: Controlling quality with experienced team

Utilized to Produce Clinical Material for All Lead Programs

NextCure

Product Development: Getting it Right

NC318
Phase 2

NC410
Phase 1

NC762
Phase 1

NC525
Pre-Clinical


Patient Selection
Triangulation Strategy
Combos
Biomarkers

NextCure

Advancing Product Development Pipeline

PROGRAMS	TARGET	CELLS	DISCOVERY	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3	NEXT MILESTONE
PRODUCT CANDIDATES								
NC318	S15	Tumors and macrophages	NSCLC, BREAST, H&N					Phase 2 update Q4 2022
NC318 Anti-PD-1 Combo*	S15	Tumors and macrophages	NSCLC					Initial Data 1H 2022
NC410	LAIR-2	Myeloid and T cells	NSCLC, H&N, GASTRIC, CRC, CERVICAL					Phase 1 update Q2 2022
NC762	B7-H4	Tumors	NSCLC, BREAST, OVARIAN					Initial Phase 1 data Q2 2022
NC525	LAIR-1	Leukemic Stem Cells	AML					IND filing 2H 2022
DISCOVERY AND RESEARCH PROGRAMS								
Multiple Programs	Multiple Targets	Multiple cell types						IND filing in 2023

*Investigator-initiated (IIT) trial (Yale University)

Worldwide Rights to All Programs

NextCure

NextCure



Significant Momentum & Milestones in 2022

NC318	BUILDING PIPELINE	EXPERIENCED	RUNWAY
On Track	Momentum	Team	2H 2023